UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 29, 2007 (January 23, 2007)
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	2-71058	75-0970548
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)
508 West Wall, Suite 800
Midland, Texas 79701
(Address of principal executive offices)
(432) 684-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     At the annual meeting of the stockholders (the “Annual Meeting”) of Dawson Geophysical Company (the “Company”) held on January 23, 2007, the Company’s stockholders approved the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan (the “Plan”). The Company’s Board of Directors had originally approved the Plan on November 28, 2006, subject to stockholder approval.
     The Plan provides a means for the Company to grant awards to employees, consultants and nonemployee directors in the form of options, stock awards, cash awards, performance awards and stock appreciation rights. The Compensation Committee of the Company’s Board of Directors (the “Committee”) has the power and authority to administer and interpret the Plan and to adopt rules, regulations and guidelines for carrying out the Plan. The Committee determines the types of awards to employees and consultants to be made under the Plan and the terms, conditions and limitations applicable to such awards. The Board of Directors has the same powers, duties and authority to administer the Plan with respect to awards to nonemployee directors as the Committee retains with respect to employee and consultant awards. The Board of Directors may grant awards to nonemployee directors and establish the terms, conditions and limitations applicable to such awards.
     The description of the Plan above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 7.01 Regulation FD Disclosure.
     On January 29, 2007, the Company issued a press release announcing that its stockholders approved the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan at the Company’s annual meeting, held January 23, 2007.
     Also on January 29, 2007, the Company issued a press release announcing that it plans to publicly release its financial results for the quarter ended December 31, 2006, the Company’s first quarter of fiscal 2007, before the market opens on Tuesday, February 6, 2007. In addition, the Company announced that an investors’ conference call to review the first quarter results will be held on Tuesday, February 6, 2007, at 9:00 a.m. Central Time.
     Copies of both press releases are furnished as exhibits to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Dawson Geophysical Company 2006 Stock and Performance Incentive Plan.
99.1	—	Press release dated January 29, 2007.
99.2	—	Press release dated January 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: January 29, 2007	By:	/s/ Christina W. Hagan
Christina W. Hagan
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Dawson Geophysical Company 2006 Stock and Performance Incentive Plan.
99.1	—	Press release dated January 29, 2007.
99.2	—	Press release dated January 29, 2007.